SUPPLEMENT DATED NOVEMBER 9, 2026
To the following Statutory Prospectuses:

Index Advantage+ Select Income®
Index Advantage Income ADV®
Dated September 25, 2026

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the Statutory Prospectuses and should be attached and retained for future reference.

The following applies to Contracts issued in North Carolina on or after November 9, 2026.

The Nasdaq-100 Index® has been added as an available Index with the following Crediting Methods, Term lengths, and Buffers:

●
The Index Dual Precision Strategy 3-year Term with 10%, 20%, and 30% Buffers;
●
The Index Dual Precision Strategy 6-year Term with 10%, 20%, and 30% Buffers;
●
The Index Performance Strategy 3-year Term with 10%, 20%, and 30% Buffers; and
●
The Index Performance Strategy 6-year Term with 10%, 20%, and 30% Buffers.

Additionally, the Legacy+TM Income Benefit is now available as an income benefit option available for selection at contract issue. The Legacy+TM Income Benefit total rider fees are 1.55%. (0.70% for the income benefit and a 0.85% additional rider fee for the Legacy+TM Benefit), calculated as a percentage of the Charge Base.

As a result, Appendix G - Material Contract Variations by State and Issue Date is revised to indicate that the Nasdaq-100 Index® and Legacy+TM Income Benefit are now available in North Carolina as stated above.

PRO-005-0926
(IASI-003 and IAI-003-ADV)